SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: November 14, 2003



                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


        0-24293                                            43-1309065
(Commission File Number)                    (I.R.S. Employer Identification No.)


    3600 Mueller Road
  St. Charles, Missouri                                       63301
(Address of Principal Executive Offices)                    (Zip Code)

                                 (636) 946-6525
              (Registrant's Telephone Number, Including Area Code)


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Item 4.  Changes in Registrant's Certifying Accountant.

(a) As previously reported by LMI Aerospace, Inc. (the "Company") in a Form 8-K filed with the Securities and Exchange Commission on September 26, 2003, on September 22, 2003, Ernst & Young LLP ("Ernst & Young") informed LMI Aerospace, Inc. (the "Company") that Ernst & Young would resign as the Company's independent accountant effective upon the completion of the quarterly review of the Company's fiscal quarter ended September 30, 2003. The Company filed its Form 10-Q for the fiscal quarter ended September 30, 2003 on Friday, November 14, 2003, at which time the resignation of Ernst & Young as the Company's independent accountant became effective.

The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for each of the two most recent fiscal years and through November 14, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report on the financial statements for such periods.

During the two most recent fiscal years and through November 14, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

In response to the Company's request, Ernst & Young has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated November 17, 2003, is attached hereto as Exhibit 16.1 to this Form 8-K.

(b) In accordance with the terms of the Company's Audit Committee Charter, the Company's Audit Committee will select the Company's new independent accountants.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report.

    Exhibit Number             Description

         16.1 Letter dated November 17, 2003 from Ernst & Young LLP to the Securities and Exchange Commission regarding statements included in this Form 8-K.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 18, 2003

                                    LMI AEROSPACE, INC.


                                    By: /s/ Lawrence E. Dickinson
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                                        Lawrence E. Dickinson
                                        Chief Financial Officer and Secretary